COMPUTATIONAL MATERIALS FOR RAMP SERIES 2002-RS1 TRUST

RESIDENTIAL FUNDING SECURITIES
A GMAC COMOPANY




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                NEW ISSUE COMPUTATIONAL MATERIALS (AS CORRECTED)
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                                 GMAC RFC (LOGO)


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                           $392,502,000 (APPROXIMATE)
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                           RAMP SERIES 2002-RS1 TRUST

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                    RESIDENTIAL ASSET MORTGAGE PRODUCT, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
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  The  following  is a  preliminary  Term Sheet.  All terms and  statements  are subject to change.


                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

                                 AS UNDERWRITER



                           JANUARY 10, 2002 (UPDATED)


This Information was prepared by Deutsche Banc Alex. Brown in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 Worldwide Capital Partner

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

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The  information  herein  has  been  provided  solely  by  Residential   Funding
Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS1
Computational Materials: Preliminary Term Sheet (as corrected) (Page 1)


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                           $392,502,000 (Approximate)
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                                    OVERVIEW
----------------------------------------------------------------------------------------------------
                                   TO 10% CALL
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------
                                                                 PRINCIPAL      FINAL     EXPECTED
-----------                                  PAYMENT  INTEREST   PAYMENT      SCHEDULED    RATINGS
                                   WAL       DELAY    ACCRUAL      WINDOW    DISTRIBUTION (MOODY'S
             AMOUNT       TYPE     (YEARS)   (DAYS)     BASIS     (MONTHS)      DATE       / S&P)
CERTIFICATES       (1)
                                                                 ----------- ------------
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------

  A-I-1      $121,100,00Floating     1.00        0    ACT/360     1 - 26     June,        Aaa / AAA
                                                                               2020
  A-I-2      62,250,000   Fixed      3.00       24    30/360     26 - 50     May, 2026    Aaa / AAA
  A-I-3      31,000,000   Fixed      5.00       24    30/360     50 - 73     August,      Aaa / AAA
                                                                               2028
  A-I-4      51,743,000   Fixed      9.38       24    30/360     73 - 129    January,     Aaa / AAA
                                                                               2032
  A-I-5      29,566,000 Fixed -      6.98       24    30/360     37 - 129    January,     Aaa / AAA
                           NAS                                                 2032
  A-I-IO     40,501,000 Fixed IO   1.05(2)      24    30/360        -        July,        Aaa / AAA
             (Notional)                                                        2004
  M-I-1      14,581,000   Fixed      7.05       24    30/360     40 - 129    January,     Aa2 / AA
                                                                               2032
  M-I-2      7,290,000    Fixed      7.05       24    30/360     40 - 129    January,      A2 / A
                                                                               2032
  M-I-3      6,480,000    Fixed      6.93       24    30/360     40 - 129    January,     Baa2 /
                                                                               2032          BBB
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------
TOTAL        $324,010,000
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------
  A-II       54,794,000 Floating     2.42        0    ACT/360     1 - 93     January,     Aaa / AAA
                                                                               2032
  M-II-1     5,650,000  Floating     5.21        0    ACT/360    40 - 93     January,     Aa2 / AA
                                                                               2032
  M-II-2     4,623,000  Floating     5.15        0    ACT/360    38 - 93     January,      A2 / A-
                                                                               2032
  M-II-3     3,425,000  Floating     5.12        0    ACT/360    37 - 93     January,     Baa2 /
                                                                               2032         BBB-
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------
TOTAL        $68,492,000
------------ ---------- ---------- --------- -------- ---------- ----------- ------------ ----------
(1)     Subject to a 10% variance
(2)     Duration

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

                              TRANSACTION OVERVIEW

Offered Securities: The Class A-I and Class M-I Certificates are primarily backed by first lien, fixed-rate mortgage loans
                      (the "Group I Loans").

                      The Class A-II and Class M-II Certificates are primarily backed by first lien, adjustable-rate loans (the "Group II
                      Loans").

Depositor:            Residential Asset Mortgage Products, Inc. ("RAMP")

Seller & Master       Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"),
Servicer:             an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Servicer:             HomeComings Financial Network, Inc. ("HomeComings"), a wholly-owned subsidiary of RFC and an approved "Special Servicer" by Standard & Poor's and Fitch Inc., will act as Servicer with respect to approximately 61.50% of the fixed-rate mortgage loans and 83.41% of the adjustable-rate mortgage loans.
                      |X|     Group I - 18% CPR
Prepayment
Assumption:           |X|     Group II - 25% CPR
                      |X|     On or about January 29, 2002.
Settlement Date:
--------------------- ------------------------------------------------------------------------------





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                              TRANSACTION OVERVIEW

Cut-off Date:         The information presented is based upon the Cut-off Date of January 1,
                      2002.  The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.
                      |X|     Two groups: Group I (fixed) and Group II (adjustable).
Collateral
Description:
                      |X| Loan Group I will  consist  primarily  of 2,146  first
                          lien,  fixed-rate  mortgage  loans  with an  aggregate
                          principal  balance of  $324,010,484  as of the Cut-off
                          Date.
                      |X| Loan  Group II will  consist  primarily  of 556  first
                          lien, adjustable-rate mortgage loans with an aggregate
                          principal  balance of  $68,492,603  as of the  Cut-off
                          Date.
                      |X| The mortgage loans were underwritten to a wide variety
                          of  underwriting  standards  under  several  different
                          programs,  more  fully  described  in  the  Prospectus
                          Supplement.  The  Group  I and  Group  II  Loans  will
                          consist of the following subgroups:
                              PROGRAM  VIOLATION  LOANS:  Loans in this category
                                 were   intended   for  RFC's  Jumbo  A,  Alt-A,
                                 Subprime or  First-Lien  High LTV  programs but
                                 were   not    included   in   any    respective
                                 securitization  for various reasons,  including
                                 the    failure   to   meet   the    appropriate
                                 underwriting guidelines.
                              SEASONED  LOANS:  Loans that are  seasoned  longer
                                 than 13 months.  Seasoned  loans are  typically
                                 not purchased  through RFC's  standard  conduit
                                 guidelines   because  these  programs   require
                                 current  information  regarding the mortgagor's
                                 credit and the property  value.  Seasoned loans
                                 may also include loans previously  securitized,
                                 where  the   optional   termination   has  been
                                 exercised.
                              RE-PERFORMING  LOANS:  Loans  that  have a default
                                 history  and are  characterized  as at least 90
                                 days delinquent  because the borrower still has
                                 prior  scheduled  principal due.  However,  the
                                 loans are considered  Re-Performing because the
                                 loans are in a bankruptcy or repayment plan and
                                 the borrower has either (a) made at least three
                                 aggregate  scheduled payments in the last three
                                 months  or (b) the  borrower  has made at least
                                 four aggregate  scheduled  payments in the last
                                 four months.
Credit Enhancement:   A. INITIAL SUBORDINATION (% ORIG.)
                                           GROUP I                            GROUP II
                           Class A-I       |X|     8.75%     Class A-II       |X|     20.00%
                           Class M-I-1     |X|     4.25%     Class M-II-1     |X|     11.75%
                           Class M-I-2     |X|     2.00%     Class M-II-2     |X|     5.00%
                           Class M-I-3     |X|     0.00%     Class M-II-3     |X|     0.00%
                      B. OVERCOLLATERALIZATION ("OC")

                                           GROUP I                            GROUP II
                           Initial         |X|     0.00%     Initial          |X|     0.00%
                      (%Orig.)                               (%Orig.)
                           OC Target (%    |X|     1.50%     OC Target (%     |X|     2.25%
                      Orig.)                                 Orig.)
                           Stepdown        |X|     3.00%     Stepdown         |X|     4.50%
                           OC Floor (%     |X|     0.50%     OC Floor (%      |X|     0.50%
                      Orig.)                                 Orig.)
                           OC Holiday      |X|     2 months  OC Holiday       |X|     10 months

                      C. EXCESS SPREAD
                      |X| Group I: Initially equal to approximately  259 bps per
                          annum (before losses) and is expected to be available to build OC starting on the April 2002 Distribution
                          Date.
                      |X| Group II: Initially equal to approximately 686 bps per
                          annum (before losses) and is expected to be available to build OC starting on the December 2002 Distribution
                          Date.

Optional              Call: If the aggregate principal balance of either Group I or Group  II falls  below  10% of the  original  principal balance of the respective  group  ("Optional  Call Date"), the Master  Servicer may  terminate the trust with respect to that group.  The optional calls are independent of each other.
--------------------- ------------------------------------------------------------------------------

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Distribution Date:    25th of each month (or the next the business day if such a day is not a business day) commencing in February 2002.

Taxation:             REMIC election.

ERISA                 All of the Class A Certificates are expected to be ERISA-eligible.
Considerations:

Legal Investment:     None of the Offered Certificates will be SMMEA-eligible.

Trustee:              JPMorgan Chase Bank.

Form of               Book-entry form through DTC, Clearstream and Euroclear.
Registration:

Minimum               $25,000 and integral multiples of $1 in excess thereof.
Denominations:

Underwriters:         Lead          Deutsche Banc Alex. Brown
                      Manager:

                      Co-Managers:  Bear, Stearns & Co. Inc., Residential Funding Securities
                                    Corporation
--------------------- ------------- ----------------------------------------------------------------



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                               STRUCTURE OVERVIEW
                      |X|     Classes A-I-2 through A-I-5, Class A-I-IO, and Classes M-I-1 through
Interest Accrual          M-I-3: the calendar month preceding the current Distribution Date on a
Period:                   30/360 basis.
                      |X| Class  A-I-1,  Class A-II and Classes  M-II-1  through
                          M-II-3: from and including the preceding  Distribution
                          Date (for the first accrual period,  the closing date)
                          to but excluding the current  Distribution  Date on an
                          Actual/360 basis.
                      |X|     Group I: Pass-Through Rates: Interest will accrue on the Group I
Pass-Through              Rates:  Certificates,   other  than  the  Class  A-I-1
                          Certificates,  at a fixed rate  during the month prior
                          to the  month of the  related  Distribution  Date on a
                          30/360-day basis.

                          The coupon on the Class A-I-1 Certificates will be equal to the lesser of (a) 1-month LIBOR + __% per annum and (b) the Group I Net WAC Cap Rate, payable monthly.

                          With respect to any Distribution Date, the Class A-I-1
                          Certificates will be entitled to interest accrued from and including the preceding Distribution Date (or from and including the closing date in the case of the first Distribution Date) to and including the day prior to the then current Distribution Date (the
                          "Class  A-I-1  Accrual  Period")  at the  Class  A-I-1
                          Pass-Through Rate on the aggregate principal balance of the Class A-I-1 Certificates on an actual/360-day basis.

                          The Pass-Through Rate on the Class A-I-4, Class M-I-1,
                          Class  M-I-2 and Class  M-I-3  Certificates  will each
                          increase by 0.50% on the first Distribution Date after
                          the first possible Optional Call Date.
                      |X| Group I Net WAC Cap: With respect to any  Distribution
                          Date  and  the  Group  I  Certificates,  the  weighted
                          average  of the  Net  Mortgage  Rates  of the  Group I
                          Mortgage Loans,  adjusted for the interest  payable to
                          the Class A-I-IO  Certificate  from the February  2002
                          Distribution  Date through the July 2004  Distribution
                          Date on a 30/'360 basis.
                      |X| Group II:  Pass-Through  Rates:  On each  Distribution
                          Date, the Class A-II  Pass-Through  Rate will be a per
                          annum rate  equal to the least of (x) with  respect to
                          any Distribution  Date which occurs on or prior to the
                          first  Optional  Call Date,  One-Month  LIBOR plus __%
                          (the "Class A-II  Margin"),  and for any  Distribution
                          Date  thereafter,  One-Month  LIBOR  plus 2 times  the
                          Class A-II  Margin,  (y) 14%, and (z) the Group II Net
                          WAC Cap Rate.  Interest  will accrue on the Class A-II
                          Certificates on an actual/360 basis.

                          On  each   Distribution   Date,   the   Class   M-II-1
                          Pass-Through  Rate will be a per annum  rate  equal to
                          the least of (x) with respect to any Distribution Date
                          which  occurs on or prior to the first  Optional  Call
                          Date,  One-Month  LIBOR  plus __% (the  "Class  M-II-1
                          Margin"),  and for any  Distribution  Date thereafter,
                          One-Month  LIBOR  plus  1.5  times  the  Class  M-II-1
                          Margin,  (y)  14%,  and (z) the  Group  II Net WAC Cap
                          Rate.   Interest  will  accrue  on  the  Class  M-II-1
                          Certificates on an actual/360 basis.

                          On  each   Distribution   Date,   the   Class   M-II-2
                          Pass-Through  Rate will be a per annum  rate  equal to
                          the least of (x) with respect to any Distribution Date
                          which  occurs on or prior to the first  Optional  Call
                          Date,  One-Month  LIBOR  plus __% (the  "Class  M-II-2
                          Margin"),  and for any  Distribution  Date thereafter,
                          One-Month  LIBOR  plus  1.5  times  the  Class  M-II-2
                          Margin,  (y)  14%,  and (z) the  Group  II Net WAC Cap
                          Rate.   Interest  will  accrue  on  the  Class  M-II-2
                          Certificates on an actual/360 basis.

                          On  each   Distribution   Date,   the   Class   M-II-3
                          Pass-Through  Rate will be a per annum  rate  equal to
                          the least of (x) with respect to any Distribution Date
                          which  occurs on or prior to the first  Optional  Call
                          Date,  One-Month  LIBOR  plus __% (the  "Class  M-II-3
                          Margin"),  and for any  Distribution  Date thereafter,
                          One-Month  LIBOR  plus  1.5  times  the  Class  M-II-3
                          Margin,  (y)  14%,  and (z) the  Group  II Net WAC Cap
                          Rate.   Interest  will  accrue  on  the  Class  M-II-3
                          Certificates on an actual/360 basis.

                      |X| Group II Net WAC Cap: With respect to any Distribution
                          Date and the Group II Certificates, the weighted average of the Net Mortgage Rates of the Group II
                          Mortgage Loans, adjusted for the actual number of days in the related accrual period.
                      |X| Any Class A-II and M-II basis  risk  shortfall  due to
                          the caps will carry forward with interest ("Basis Risk
                          Shortfall Carry-forward Amount").

--------------------- ------------------------------------------------------------------------------
                      |X|     Class A-I-IO will receive a coupon pursuant to the following
Class A-I-IO              schedule: month 1-6, 5.50%; months 7-12, 4.75%; months 13-18, 4.00%;
Certificate:              months 19-24, 3.25%; months 25-30, 3.45%; thereafter, 0.00%.  Class
                          A-I-IO  will  have a  notional  balance  equal  to the
                          lesser of (a)  $40,501,000,  for  months 1 to 24;  (b)
                          $32,275,000 for months 25 to 30; and (c) the aggregate
                          principal balance of the Group I Mortgage Loans.
                      |X|     With respect to any mortgage loan, the mortgage rate minus (a) the
Net Mortgage Rate:        master servicing fee, and (b) the sub-servicing fee.
                      |X|     Master servicing fee and sub-servicing fee of:
Weighted Average              0.362% for Group I
Monthly Fees:                 0.531% for Group II
                      |X|     The Master Servicer will be required to cover Prepayment Interest
Compensating              Shortfalls in full up to either (i) the lesser of (a) one-twelfth of
Interest:                 0.125% and (b) the sum of the Master Servicing Fee payable to the Master
                          Servicer   plus    reinvestment    income   for   such
                          distribution  date, or (ii) Excess Cash Flow,  subject
                          to the priority of distribution for Excess Cash Flow.
                      |X|     PRINCIPAL DISTRIBUTIONS FOR THE GROUP I CERTIFICATES: The Class M-I
Group I Principal         Certificates will not receive any principal payments until after the
Distributions:            Group I Stepdown Date or during a Group I Trigger Event, unless the principal  balance  of the Class A-I  Certificates  is
                          equal to zero.  After the Group I  Stepdown  Date,  so
                          long as a  Group I  Trigger  Event  is not in  effect,
                          principal  will be paid to the Class A-I and the Class
                          M-I  Certificates  as described under the "Priority of
                          Distributions." The principal distribution amount with
                          respect  to  the  Class  A-I   Certificates   will  be
                          distributed  first to the Class A-I-5  Certificates in
                          an   amount   equal  to  the   Class   A-I-5   Lockout
                          Distribution  Amount for that distribution date (refer
                          to the underlying  table).  The remaining amounts with
                          respect  to  the  Class  A-I   Certificates   will  be
                          distributed  sequentially  to the Class  A-I-1,  Class
                          A-I-2,  Class  A-I-3,  Class  A-I-4  and  Class  A-I-5
                          Certificates until paid in full.

                      |X| CLASS A-I PRINCIPAL  DISTRIBUTION AMOUNT: With respect
                          to any  Distribution  Date,  (1)  prior to the Group I
                          Stepdown Date or on or after the Group I Stepdown Date
                          if a Trigger Event is in effect, the Group I Principal
                          Distribution Amount for that Distribution Date, or (2)
                          on or after  the  Group I  Stepdown  Date if a Trigger
                          Event is not in effect for that Distribution Date, the
                          lesser  of:  (I) the  Group I  Principal  Distribution
                          Amount for that Distribution Date; and (II) the excess
                          of (A) the  aggregate  Class A-I  Certificate  Balance
                          immediately  prior to that  Distribution Date over (B)
                          the  lesser of (x) the  product  of (1) 79.50% and (2)
                          the aggregate Stated Principal  Balance of the Group I
                          Mortgage Loans after giving effect to distributions to
                          be  made  on  that   Distribution  Date  and  (y)  the
                          aggregate  Stated  Principal  Balance  of the  Group I
                          Mortgage Loans immediately preceding that Distribution
                          Date minus $1,620,052.

                          For any  Distribution  Date,  the Class A-I-5  Lockout
                          Distribution  Amount is the  product  of (x) the Class
                          A-I-5 Lockout Percentage for that Distribution Date and (y) the Class A-I-5 pro rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-5 Distribution Amount for a Distribution
                          Date exceed the Principal Distribution Amount for Loan
                          Group I for that Distribution Date.

                      |X|     CLASS A-I-5 LOCKOUT PERCENTAGE
                                DISTRIBUTION DATES                               LOCKOUT PERCENTAGE
                                Feb. 2002 through and                                            0%
                      including Jan. 2005
                                Feb. 2005 through and                                           45%
                      including Jan. 2007
                                Feb. 2007 through and                                           80%
                      including Jan. 2008
                                Feb. 2008 through and                                          100%
                      including Jan. 2009
                                Feb. 2009 and thereafter                                       300%
--------------------- -------------------------------------- ---------------------------------------

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                               STRUCTURE OVERVIEW
                      |X|     CLASS M-I-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any
Group I Principal         Distribution Date: (1) prior to the Group I Stepdown Date or on or after
Distributions             the Group I Stepdown Date if a Trigger Event is in effect, the remaining
(continued):              Group I Principal Distribution Amount for that Distribution Date after distribution  of the Class A-I Principal  Distribution
                          Amount,  or (2) on or after the Group I Stepdown  Date
                          if  a  Trigger   Event  is  not  in  effect  for  that
                          Distribution  Date,  the lesser of: (I) the  remaining
                          Group  I  Principal   Distribution   Amount  for  that
                          Distribution Date after  distribution of the Class A-I
                          Principal  Distribution Amount; and (II) the excess of
                          (A) the sum of (1) the aggregate Class A-I Certificate
                          Balance  (after taking into account the payment of the
                          Class  A-I  Principal  Distribution  Amount  for  that
                          Distribution Date) and (2) the Certificate  Balance of
                          the Class M-I-1 Certificates immediately prior to that
                          Distribution  Date  over  (B)  the  lesser  of (x) the
                          product  of (1) 88.50%  and (2) the  aggregate  Stated
                          Principal  Balance of the Group I Mortgage Loans after
                          giving  effect  to  distributions  to be  made on that
                          Distribution   Date  and  (y)  the  aggregate   Stated
                          Principal  Balance  of  the  Group  I  Mortgage  Loans
                          immediately  preceding  that  Distribution  Date minus
                          $1,620,052.

                      |X| CLASS  M-I-2  PRINCIPAL   DISTRIBUTION   AMOUNT:  With
                          respect  to any  Distribution  Date:  (1) prior to the
                          Group I  Stepdown  Date  or on or  after  the  Group I
                          Stepdown  Date if a Trigger  Event is in  effect,  the
                          remaining  Group I Principal  Distribution  Amount for
                          that Distribution Date after distribution of the Class
                          A-I Principal  Distribution Amount and the Class M-I-1
                          Principal  Distribution Amount, or (2) on or after the
                          Group I  Stepdown  Date if a  Trigger  Event is not in
                          effect for that Distribution  Date, the lesser of: (I)
                          the remaining  Group I Principal  Distribution  Amount
                          for that Distribution  Date after  distribution of the
                          Class A-I Principal  Distribution Amount and the Class
                          M-I-1  Principal  Distribution  Amount;  and  (II) the
                          excess of (A) the sum of (1) the  aggregate  Class A-I
                          Certificate   Balance  and  Class  M-I-1   Certificate
                          Balance  (after taking into account the payment of the
                          Class A-I Principal  Distribution Amount and the Class
                          M-I-1   Principal   Distribution   Amount   for   that
                          Distribution Date) and (2) the Certificate  Balance of
                          the Class M-I-2 Certificates immediately prior to that
                          Distribution  Date  over  (B)  the  lesser  of (x) the
                          product  of (1) 93.00%  and (2) the  aggregate  Stated
                          Principal  Balance of the Group I Mortgage Loans after
                          giving  effect  to  distributions  to be  made on that
                          Distribution   Date  and  (y)  the  aggregate   Stated
                          Principal  Balance  of  the  Group  I  Mortgage  Loans
                          immediately  preceding  that  Distribution  Date minus
                          $1,620,052.

                      |X| CLASS  M-I-3  PRINCIPAL   DISTRIBUTION   AMOUNT:  With
                          respect  to any  Distribution  Date:  (1) prior to the
                          Group I  Stepdown  Date  or on or  after  the  Group I
                          Stepdown  Date if a Trigger  Event is in  effect,  the
                          remaining  Group I Principal  Distribution  Amount for
                          that Distribution Date after distribution of the Class
                          A-I, M-I-1 and M-I-2 Principal Distribution Amount, or
                          (2) on or after the Group I Stepdown Date if a Trigger
                          Event is not in effect for that Distribution Date, the
                          lesser  of:  (I)  the  remaining   Group  I  Principal
                          Distribution  Amount for that  Distribution Date after
                          distribution   of  the  Class  A-I,  M-I-1  and  M-I-2
                          Principal  Distribution Amount; and (II) the excess of
                          (A) the sum of (1) the aggregate  Class A-I, M-I-1 and
                          M-I-2  Certificate  Balance (after taking into account
                          the  payment  of the sum of the Class  A-I,  M-I-1 and
                          M-I-2   Principal   Distribution   Amount   for   that
                          Distribution Date) and (2) the Certificate  Balance of
                          the Class M-I-3 Certificates immediately prior to that
                          Distribution  Date  over  (B)  the  lesser  of (x) the
                          product  of (1) 97.00%  and (2) the  aggregate  Stated
                          Principal  Balance of the Group I Mortgage Loans after
                          giving  effect  to  distributions  to be  made on that
                          Distribution   Date  and  (y)  the  aggregate   Stated
                          Principal  Balance  of  the  Group  I  Mortgage  Loans
                          immediately  preceding  that  Distribution  Date minus
                          $1,620,052.
--------------------- ------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                      |X|     PRINCIPAL DISTRIBUTIONS FOR THE GROUP II CERTIFICATES: The Class
Group II Principal        M-II Certificates will not receive any principal payments until after
Distributions:            the Group II Stepdown Date or during a Group II Trigger Event, unless the principal  balance of the Class A-II  Certificates
                          is equal to zero. After the Group II Stepdown Date, so
                          long as a Group II  Trigger  Event  is not in  effect,
                          principal  will be paid to the  Class  A-II and  Class
                          M-II  Certificates as described under the "Priority of
                          Distributions."

                      |X| CLASS A-II PRINCIPAL DISTRIBUTION AMOUNT: With respect
                          to any  Distribution  Date,  (1) prior to the Group II
                          Stepdown  Date or on or after  the  Group II  Stepdown
                          Date if a  Trigger  Event is in  effect,  the Group II
                          Principal  Distribution  Amount for that  Distribution
                          Date, or (2) on or after the Group II Stepdown Date if
                          a Trigger Event is not in effect for that Distribution
                          Date,  the  lesser  of:  (I) the  Group  II  Principal
                          Distribution  Amount for that  Distribution  Date; and
                          (II)  the  excess  of (A)  the  aggregate  Class  A-II
                          Certificate   Balance   immediately   prior   to  that
                          Distribution  Date  over  (B)  the  lesser  of (x) the
                          product  of (1) 55.50%  and (2) the  aggregate  Stated
                          Principal Balance of the Group II Mortgage Loans after
                          giving  effect  to  distributions  to be  made on that
                          Distribution   Date  and  (y)  the  aggregate   Stated
                          Principal  Balance  of the  Group  II  Mortgage  Loans
                          immediately  preceding  that  Distribution  Date minus
                          $342,463.

                      |X| CLASS  M-II-1  PRINCIPAL   DISTRIBUTION  AMOUNT:  With
                          respect  to any  Distribution  Date:  (1) prior to the
                          Group II  Stepdown  Date or on or after  the  Group II
                          Stepdown  Date if a Trigger  Event is in  effect,  the
                          remaining Group II Principal  Distribution  Amount for
                          that Distribution Date after distribution of the Class
                          A-II Principal Distribution Amount, or (2) on or after
                          the Group II Stepdown  Date if a Trigger  Event is not
                          in effect for that  Distribution  Date, the lesser of:
                          (I) the  remaining  Group  II  Principal  Distribution
                          Amount for that Distribution  Date after  distribution
                          of the Class A-II Principal  Distribution  Amount; and
                          (II) the  excess  of (A) the sum of (1) the  aggregate
                          Class A-II  Certificate  Balance  (after  taking  into
                          account  the  payment  of  the  Class  A-II  Principal
                          Distribution  Amount for that  Distribution  Date) and
                          (2)  the  Certificate  Balance  of  the  Class  M-II-1
                          Certificates  immediately  prior to that  Distribution
                          Date  over (B) the  lesser of (x) the  product  of (1)
                          72.00% and (2) the aggregate Stated Principal  Balance
                          of the Group II Mortgage  Loans after giving effect to
                          distributions to be made on that Distribution Date and
                          (y) the  aggregate  Stated  Principal  Balance  of the
                          Group II Mortgage  Loans  immediately  preceding  that
                          Distribution Date minus $342,463.

                      |X| CLASS  M-II-2  PRINCIPAL   DISTRIBUTION  AMOUNT:  With
                          respect  to any  Distribution  Date:  (1) prior to the
                          Group II  Stepdown  Date or on or after  the  Group II
                          Stepdown  Date if a Trigger  Event is in  effect,  the
                          remaining Group II Principal  Distribution  Amount for
                          that Distribution Date after distribution of the Class
                          A-II  Principal  Distribution  Amount  and  the  Class
                          M-II-1  Principal  Distribution  Amount,  or (2) on or
                          after the Group II Stepdown Date if a Trigger Event is
                          not in effect for that  Distribution  Date, the lesser
                          of: (I) the remaining Group II Principal  Distribution
                          Amount for that Distribution  Date after  distribution
                          of the Class A-II  Principal  Distribution  Amount and
                          the Class M-II-1 Principal  Distribution  Amount;  and
                          (II) the  excess  of (A) the sum of (1) the  aggregate
                          Class  A-II  Certificate   Balance  and  Class  M-II-1
                          Certificate  Balance  (after  taking into  account the
                          payment  of  the  Class  A-II  Principal  Distribution
                          Amount  and the Class  M-II-1  Principal  Distribution
                          Amount  for  that  Distribution   Date)  and  (2)  the
                          Certificate  Balance of the Class M-II-2  Certificates
                          immediately  prior to that  Distribution Date over (B)
                          the  lesser of (x) the  product  of (1) 85.50% and (2)
                          the aggregate Stated Principal Balance of the Group II
                          Mortgage Loans after giving effect to distributions to
                          be  made  on  that   Distribution  Date  and  (y)  the
                          aggregate  Stated  Principal  Balance  of the Group II
                          Mortgage Loans immediately preceding that Distribution
                          Date minus $342,463.
--------------------- ------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
                      |X|     CLASS M-II-3 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any
Group II Principal        Distribution Date: (1) prior to the Group II Stepdown Date or on or
Distributions             after the Group II Stepdown Date if a Trigger Event is in effect, the
(continued):              remaining Group II Principal Distribution Amount for that Distribution
                          Date after  distribution of the Class A-II, M-II-1 and
                          M-II-2 Principal  Distribution  Amounts,  or (2) on or
                          after the Group II Stepdown Date if a Trigger Event is
                          not in effect for that  Distribution  Date, the lesser
                          of: (I) the remaining Group II Principal  Distribution
                          Amount for that Distribution  Date after  distribution
                          of  the  Class  A-II,   M-II-1and   M-II-2   Principal
                          Distribution  Amounts;  and (II) the excess of (A) the
                          sum  of (1)  the  aggregate  Class  A-II,  M-II-1  and
                          M-II-2, Certificate Balance (after taking into account
                          the payment of the sum of the Class  A-II,  M-II-1 and
                          M-II-2   Principal   Distribution   Amounts  for  that
                          Distribution Date) and (2) the Certificate  Balance of
                          the Class  M-II-3  Certificates  immediately  prior to
                          that  Distribution Date over (B) the lesser of (x) the
                          product  of (1) 95.50%  and (2) the  aggregate  Stated
                          Principal Balance of the Group II Mortgage Loans after
                          giving  effect  to  distributions  to be  made on that
                          Distribution   Date  and  (y)  the  aggregate   Stated
                          Principal  Balance  of the  Group  II  Mortgage  Loans
                          immediately  preceding  that  Distribution  Date minus
                          $342,463.
                      |X|     With respect to the Group II Certificates, the "Basis Risk Shortfall
Basis Risk Carry-Forward  Amount" is equal to the aggregate amount of Basis Risk
Shortfall  Shortfall for such Class on such  Distribution  Date, plus any unpaid
Carry-Forward  Basis Risk Shortfall from prior Distribution Dates, plus interest
Amount: thereon to the extent previously unreimbursed.

                      |X| On any Distribution  Date on which any of the Group II
                          Certificates receive interest based on the Net WAC Cap
                          Rate,  "Basis Risk  Shortfall" is equal to the excess,
                          if any,  of (a)  accrued  certificate  interest on the
                          related Group II  Certificate  calculated  pursuant to
                          the  lesser of (i)  clause  (x) of the  definition  of
                          Pass-Through  Rate  thereof  and  (ii)  14%  over  (b)
                          accrued  certificate  interest on the related Group II
                          Certificate  calculated  pursuant  to the  Net WAC Cap
                          Rate.  Basis Risk  Shortfall  will only be recoverable
                          from Excess Cash Flow available therefor, if any.
                      |X|     The later to occur of (x) the Distribution Date in February 2005 and
Group I Stepdown          (y) the first Distribution Date on which the aggregate Certificate
Date:                     Balance of the Class M-I Certificates immediately prior to that
                          Distribution  Date is equal to or greater  than 17.50%
                          of the aggregate Stated Principal Balance of the Group
                          I Mortgage  Loans as of the end of the  preceding  due
                          period  and (z) the  Overcollateralization  Amount  is
                          equal to the  Group I  Required  Overcollateralization
                          Amount.
                      |X|     The later to occur of (x) the Distribution Date in February 2005 and
Group II Stepdown         (y) the first Distribution Date on which the aggregate Certificate
Date:                     Balance of the Class M-II Certificates immediately prior to that
                          Distribution  Date is equal to or greater  than 40.00%
                          of the aggregate Stated Principal Balance of the Group
                          II Mortgage  Loans as of the end of the  preceding due
                          period  and (z) the  Overcollateralization  Amount  is
                          equal to the Group II  Required  Overcollateralization
                          Amount.
--------------------- ------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
                      |X|     With respect to any Distribution Date (i) prior to the Group I
Group I Required  Stepdown Date,  1.50% of the principal  balance of the Group I
Mortgage  Overcollateralization  Loans as of the Cut-Off Date,  (ii) on or after the Group I Stepdown Date Amount: and assuming a Trigger Event is not in effect, the lesser of (a) 1.50%
                          of the principal balance of the Group I Mortgage Loans
                          as of the  Cut-Off  Date,  and (b) the  greater of (x)
                          3.00% of the principal balance of the Group I Mortgage
                          Loans as of the end of the  related due period and (y)
                          approximately    $1,620,052,    and   (iii)   on   any
                          Distribution  Date on or after  the  related  Stepdown
                          Date if a Trigger Event for the Group I Mortgage Loans
                          exists,  the  Group I  Required  Overcollateralization
                          Amount on the preceding Distribution Date.
                      |X|     With respect to any Distribution Date (i) prior to the Group II
Group II Required  Stepdown Date, 2.25% of the principal balance of the Group II
Mortgage  Overcollateralization  Loans as of the Cut-Off Date,  (ii) on or after the Group II  Stepdown  Amount:  Date and  assuming  a  Trigger  Event is not in effect, the lesser of (a)
                          2.25%  of  the  principal  balance  of  the  Group  II
                          Mortgage  Loans as of the  Cut-Off  Date,  and (b) the
                          greater of (x) 4.50% of the  principal  balance of the
                          Group II loans as of the end of the related due period
                          and  (y)  approximately  $342,463,  and  (iii)  on any
                          Distribution  Date on or after  the  related  Stepdown
                          Date if a  Trigger  Event  for the  Group II  Mortgage
                          Loans     exists,     the     Group    II     Required
                          Overcollateralization    Amount   on   the   preceding
                          Distribution Date.
                      |X|     With respect to any Distribution Date and the Group I Mortgage
Trigger Event:            Loans, if the three-month rolling average of 60 + day delinquent loans
                          (including foreclosures and REO) equals or exceeds 50% of the Group I
                          Senior Enhancement Percentage.  With respect to any distribution date and the Group II Mortgage Loans, if the three-month rolling average of
                          60 + day delinquent loans equals or exceeds 40% of the Group II Senior
                          Enhancement Percentage.
                      |X|     For any Distribution Date, the percentage obtained by dividing (x)
Group I Senior the sum of (i) the aggregate  Certificate  Balances of the of the
Class Enhancement  M-I-1,  Class M-I-2 and Class M-I-3 Certificates and (ii) the
Group I Percentage: Overcollateralization Amount, in each case after taking into account the
                          distribution  of the  Group I  Principal  Distribution
                          Amount on such  Distribution Date by (y) the aggregate
                          principal  balance of the Group I Mortgage Loans as of
                          the last day of the related collection period.
                      |X|     For any Distribution Date, the percentage obtained by dividing (x)
Group II Senior the sum of (i) the aggregate  Certificate  Balances of the Class
M-II-1,  Enhancement  Class  M-II-2 and Class M-II-3  Certificates  and (ii) the
Group II  Percentage:  Overcollateralization  Amount,  in each case after taking into account the
                          distribution  of the Group II  Principal  Distribution
                          Amount on such  Distribution Date by (y) the aggregate
                          principal balance of the Group II Mortgage Loans as of
                          the last day of the related collection period.
                      |X|     The Master Servicer will advance delinquent principal and interest
Advances:                 to the extent the advance is recoverable from future collections on the loan.
--------------------- ------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW

Group I Priority of   On each Distribution Date, amounts available for distribution will be
Distributions:        allocated in the following priority:

                      (1) Interest on the Class A-I  Certificates;  (2) Interest
                      on the Class M-I-1 Certificates; (3) Interest on the Class
                      M-I-2  Certificates;  (4)  Interest  on  the  Class  M-I-3
                      Certificates; (5) Principal on the Class A-I Certificates;
                      (6)  Principal  on  the  Class  M-I-1  Certificates;   (7)
                      Principal on the Class M-I-2  Certificates;  (8) Principal
                      on the Class M-I-3 Certificates;
                      (9)     Principal on the Class A-I and Class M-I Certificates necessary to cover Realized Losses;
                      (10)    Principal on the Class A-II and Class M-II Certificates necessary to cover Realized Losses;
                      (11)Except   for  the   first  two   Distribution   Dates,
                          additional  principal  on the  Class A-I and Class M-I
                          Certificates      to     achieve     the      Required
                          Overcollateralization Amount;
                      (12)Except   for  the   first  ten   Distribution   Dates,
                          additional  principal on the Class A-II and Class M-II
                          Certificates      to     achieve     the      Required
                          Overcollateralization Amount;
                      (13)    Prepayment Interest Shortfalls on the Class A-I and Class M-I
                          Certificates;
                      (14)    Prepayment Interest Shortfalls on the Class A-II and Class M-II
                          Certificates;
                      (15)    Basis Risk Shortfall Carry-forward Amount on the Class A-II
                          Certificates and the Class M-II Certificates;
                      (16)Remaining  funds  to  the  holders  of  the  Class  SB
                          Certificates    and   the    Class   R    Certificates
                          (collectively, the "Non-Offered Certificates").

Group II Priority     On each Distribution Date, amounts available for distribution will be
of Distributions:     allocated in the following priority:

                      (1) Interest on the Class A-II Certificates;  (2) Interest
                      on the Class  M-II-1  Certificates;  (3)  Interest  on the
                      Class  M-II-2  Certificates;  (4)  Interest  on the  Class
                      M-II-3  Certificates;  (5)  Principal  on the  Class  A-II
                      Certificates;   (6)   Principal   on  the   Class   M-II-1
                      Certificates;   (7)   Principal   on  the   Class   M-II-2
                      Certificates;   (8)   Principal   on  the   Class   M-II-3
                      Certificates;
                      (9)     Principal on the Class A-II and Class M-II Certificates necessary to cover Realized Losses;
                      (10)    Principal on the Class A-I and Class M-I Certificates necessary to cover Realized Losses;
                      (11)Except   for  the   first  ten   Distribution   Dates,
                          additional  principal on the Class A-II and Class M-II
                          Certificates      to     achieve     the      Required
                          Overcollateralization Amount;
                      (12)Except   for  the   first  two   Distribution   Dates,
                          additional  principal  on the  Class A-I and Class M-I
                          Certificates      to     achieve     the      Required
                          Overcollateralization Amount;
                      (13)    Prepayment Interest Shortfalls on the Class A-II and Class M-II
                          Certificates;
                      (14)    Prepayment Interest Shortfalls on the Class A-I and Class M-I
                          Certificates;
                      (15)    Basis Risk Shortfall Carry-forward Amount on the Class A-II
                          Certificates and the Class M-II Certificates;
                      (16)Remaining  funds  to  the  holders  of  the  Class  SB
                          Certificates    and   the    Class   R    Certificates
                          (collectively, the "Non-Offered Certificates").
--------------------- ------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO 10% CALL
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS A-I-1
DM @ 100.00 (ACT/360)       0.240%     0.240%      0.240%      0.240%      0.240%      0.240%
Avg. Life (yrs)             10.798      1.945      1.279       1.000       0.781       0.663
Mod. Duration (yrs)          9.456      1.897      1.259       0.988       0.773       0.657
Window                     2/02-11/19 2/02-5/06  2/02-11/04  2/02-3/04   2/02-9/03   2/02-6/03

CLASS A-I-2
Yield @ 100.00 (30/360)     5.280%     5.241%      5.207%      5.179%      5.141%      5.111%
Avg. Life (yrs)             21.096      6.334      3.932       3.000       2.283       1.914
Mod. Duration (yrs)         12.447      5.226      3.458       2.705       2.099       1.777
Window                     11/19-2/26 5/06-7/11  11/04-7/07  3/04-3/06   9/03-1/05   6/03-7/04

CLASS A-I-3
Yield @ 100.00 (30/360)     6.176%     6.158%      6.134%      6.111%      6.082%      6.052%
Avg. Life (yrs)             25.260     11.596      6.903       5.001       3.710       2.925
Mod. Duration (yrs)         12.524      8.058      5.457       4.184       3.225       2.602
Window                     2/26-6/28  7/11-11/15 7/07-1/11   3/06-2/08   1/05-7/06   7/04-9/05

CLASS A-I-4
Yield @ 100.00 (30/360)     7.135%     7.126%      7.116%      7.104%      7.084%      7.066%
Avg. Life (yrs)             27.665     16.819      12.324      9.377       6.809       5.427
Mod. Duration (yrs)         11.805      9.522      7.946       6.597       5.190       4.333
Window                     6/28-2/30  11/15-3/20 1/11-8/15   2/08-10/12  7/06-6/10   9/05-2/09

CLASS A-I-5
Yield @ 100.00(30/360)      6.467%     6.447%      6.441%      6.437%      6.433%      6.428%
Avg. Life (yrs)             13.562      8.427      7.493       6.984       6.494       6.036
Mod. Duration (yrs)          8.548      6.178      5.677       5.392       5.109       4.831
Window                     2/05-2/30  2/05-3/20  2/05-8/15   2/05-10/12  3/05-6/10   5/05-2/09

CLASS A-I-IO
Yield @ 9.1384(30/360)      5.250%     5.250%      5.250%      5.250%      5.250%      5.250%
Mod. Duration (yrs)          1.054      1.054      1.054       1.054       1.054       1.054

CLASS M-I-1
Yield @ 100.00 (30/360)     7.134%     7.115%      7.100%      7.085%      7.067%      7.053%
Avg. Life (yrs)             25.105     12.659      8.984       7.055       5.522       4.770
Mod. Duration (yrs)         11.377      7.899      6.264       5.250       4.343       3.869
Window                     11/21-2/30 7/08-3/20  5/06-8/15   5/05-10/12  2/05-6/10   3/05-2/09

CLASS M-I-2
Yield @ 98.5000(30/360)     7.401%     7.440%      7.474%      7.506%      7.547%      7.577%
Avg. Life (yrs)             25.105     12.659      8.984       7.055       5.515       4.746
Mod. Duration (yrs)         11.141      7.786      6.188       5.194       4.295       3.817
Window                     11/21-2/30 7/08-3/20  5/06-8/15   5/05-10/12  2/05-6/10   2/05-2/09

-------------------------- ---------- ---------- ----------- ----------- ----------- -----------









------------------------------------------------------------------------------------------------
                    GROUP I SENSITIVITY ANALYSIS (CONTINUED)
------------------------------------------------------------------------------------------------
                                   TO 10% CALL
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS M-I-3
Yield @ 96.5000 (30/360)    7.585%     7.706%      7.810%      7.907%      8.033%      8.127%
Avg. Life (yrs)             25.053     12.467      8.833       6.933       5.415       4.642
Mod. Duration (yrs)         11.000      7.664      6.080       5.097       4.210       3.726
Window                     11/21-2/30 7/08-3/20  5/06-8/15   5/05-10/12  2/05-6/10   2/05-2/09
-------------------------- ---------- ---------- ----------- ----------- ----------- -----------







                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO MATURITY
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS A-I-4
Yield @ 100.00 (30/360)     7.137%     7.153%      7.154%      7.157%      7.151%      7.134%
Avg. Life (yrs)             28.032     19.044      14.249      11.146      8.224       6.481
Mod. Duration (yrs)         11.855     10.023      8.536       7.271       5.838       4.866
Window                     6/28-7/31  11/15-7/30 1/11-10/27  2/08-4/24   7/06-2/20   9/05-6/17

CLASS A-I-5
Yield @ 100.00 (30/360)     6.467%     6.448%      6.442%      6.438%      6.434%      6.433%
Avg. Life (yrs)             13.562      8.439      7.517       7.047       6.664       6.487
Mod. Duration (yrs)          8.548      6.181      5.686       5.421       5.199       5.093
Window                     2/05-5/31  2/05-5/30  2/05-7/27   2/05-1/24   3/05-12/19  5/05-5/16

CLASS M-I-1
Yield @ 100.00 (30/360)     7.134%     7.128%      7.117%      7.110%      7.098%      7.087%
Avg. Life (yrs)             25.240     13.422      9.575       7.604       5.994       5.171
Mod. Duration (yrs)         11.395      8.081      6.462       5.477       4.574       4.088
Window                     11/21-3/31 7/08-4/27  5/06-1/22   5/05-4/18   2/05-5/15   3/05-4/13

CLASS M-I-2
Yield @ 98.5000 (30/360)    7.401%     7.446%      7.481%      7.515%      7.556%      7.586%
Avg. Life (yrs)             25.210     13.206      9.344       7.452       5.827       5.011
Mod. Duration (yrs)         11.154      7.916      6.310       5.356       4.449       3.961
Window                     11/21-12/307/08-12/24 5/06-4/19   5/05-5/16   2/05-5/13   2/05-8/11

CLASS M-I-3
Yield @ 96.5000 (30/360)    7.585%     7.706%      7.810%      7.906%      8.031%      8.125%
Avg. Life (yrs)             25.075     12.572      8.893       7.005       5.469       4.688
Mod. Duration (yrs)         11.003      7.689      6.101       5.127       4.237       3.751
Window                     11/21-7/30 7/08-5/22  5/06-9/16   5/05-4/14   2/05-8/11   2/05-2/10
-------------------------- ---------- ---------- ----------- ----------- ----------- -----------

-------------------------------------------------------------------------------
                 CLASS A-I-IO CERTIFICATES YIELD CONSIDERATIONS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

If at any time prior to January 2004, the aggregate principal balance of the Group I Mortgage Loans is reduced to $40,501,000 or less, or, if at any time prior to July 2004, the aggregate principal balance of the Group I Mortgage Loans is reduced to $32,275,000 or less, the yield to investors in the Class A-I-IO Certificates will become extremely sensitive to the rate and timing of principal payments on the Group I Mortgage Loans, including prepayments, defaults and liquidations, which may fluctuate significantly over time. Further, if the Master Servicer exercises its option to terminate the trust and such action results in the retirement of the certificates prior to the distribution date in July 2004, then the holders of the Class A-I-IO Certificates will receive fewer than the 30 distributions of interest that they would otherwise have been entitled to receive. Investors in the Class A-I-IO Certificates should fully consider the risk that an extremely rapid rate of prepayments on the Group I Mortgage Loans could result in the failure of such investors to fully recover their investments.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO 10% CALL
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS A-II-1
DM @ 100.00 (ACT/360)       0.330%     0.330%      0.330%      0.330%      0.330%     0.330%
Avg. Life (yrs)             18.088      4.743      3.272       2.418       1.797       1.223
Mod. Duration (yrs)         14.483      4.336      3.074       2.310       1.737       1.201
Window                     2/02-5/30  2/02-10/16 2/02-5/12   2/02-10/09  2/02-2/08   2/02-10/06

CLASS M-II-1
DM @ 100.00 (ACT/360)       0.950%     0.950%      0.950%      0.950%      0.950%     0.950%
Avg. Life (yrs)             26.014      9.788      6.765       5.214       4.676       4.676
Mod. Duration (yrs)         18.364      8.421      6.088       4.815       4.374       4.382
Window                     3/24-5/30  10/06-10/164/05-5/12   5/05-10/09  9/05-2/08   4/06-10/06

CLASS M-II-2
DM @ 100.00 (ACT/360)       1.500%     1.500%      1.500%      1.500%      1.500%     1.500%
Avg. Life (yrs)             26.014      9.788      6.765       5.152       4.365       4.053
Mod. Duration (yrs)         17.203      8.165      5.951       4.675       4.033       3.778
Window                     3/24-5/30  10/06-10/164/05-5/12   3/05-10/09  5/05-2/08   7/05-10/06

CLASS M-II-3
DM @ 100.00 (ACT/360)       2.300%     2.300%      2.300%      2.300%      2.300%     2.300%
Avg. Life (yrs)             26.014      9.785      6.763       5.124       4.244       3.721
Mod. Duration (yrs)         15.692      7.811      5.758       4.532       3.843       3.419
Window                     3/24-5/30  10/06-10/164/05-5/12   2/05-10/09  2/05-2/08   3/05-10/06
-------------------------- ---------- ---------- ----------- ----------- ----------- ----------







-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO MATURITY
FIXED/ADJUSTABLE % OF CPR    0%/0%     9%/13%     14%/19%     18%/25%     23%/31%     27%/38%

CLASS A-II-1
DM @ 100.00 (ACT/360)       0.331%     0.345%      0.350%      0.352%      0.354%     0.343%
Avg. Life (yrs)             18.134      5.061      3.537       2.627       1.963       1.282
Mod. Duration (yrs)         14.509      4.554      3.276       2.479       1.878       1.252
Window                     2/02-8/31  2/02-11/28 2/02-1/24   2/02-4/19   2/02-10/15  2/02-11/12

CLASS M-II-1
DM @ 100.00 (ACT/360)       0.952%     0.978%      0.986%      0.988%      0.986%     1.030%
Avg. Life (yrs)             26.146     10.662      7.482       5.773       5.121       5.734
Mod. Duration (yrs)         18.424      8.960      6.592       5.243       4.734       5.277
Window                     3/24-7/31  10/06-10/264/05-3/21   5/05-10/16  9/05-9/13   4/06-3/11

CLASS M-II-2
DM @ 100.00 (ACT/360)       1.502%     1.538%      1.549%      1.553%      1.552%     1.547%
Avg. Life (yrs)             26.141     10.581      7.402       5.646       4.757       4.365
Mod. Duration (yrs)         17.253      8.620      6.377       5.039       4.341       4.035
Window                     3/24-6/31  10/06-3/25 4/05-6/19   3/05-5/15   5/05-7/12   7/05-4/10

CLASS M-II-3
DM @ 100.00 (ACT/360)       2.302%     2.333%      2.342%      2.346%      2.346%     2.345%
Avg. Life (yrs)             26.101     10.245      7.121       5.398       4.462       3.895
Mod. Duration (yrs)         15.720      8.054      5.985       4.726       4.007       3.558
Window                     3/24-3/31  10/06-5/22 4/05-11/16  2/05-4/13   2/05-11/10  3/05-12/08
-------------------------- ---------- ---------- ----------- ----------- ----------- ----------



               --------------------------------------------------------------
                    CLASS A-I-1 AVAILABLE FUNDS CAP ANALYSIS
               --------------------------------------------------------------
                            PAYMENT DATE NET WAC (%)
                          02/25/2002                          7.315
                          03/25/2002                          7.303
                          04/25/2002                          7.291
                          05/25/2002                          7.278
                          06/25/2002                          7.266
                          07/25/2002                          7.253
                          08/25/2002                          7.344
                          09/25/2002                          7.332
                          10/25/2002                          7.320
                          11/25/2002                          7.308
                          12/25/2002                          7.296
                          01/25/2003                          7.284
                          02/25/2003                          7.387
                          03/25/2003                          7.376
                          04/25/2003                          7.365
                          05/25/2003                          7.354
                          06/25/2003                          7.342
                          07/25/2003                          7.331
                          08/25/2003                          7.447
                          09/25/2003                          7.437
                          10/25/2003                          7.427
                          11/25/2003                          7.417
                          12/25/2003                          7.407
                          01/25/2004                          7.396
                          02/25/2004                          7.481
                          03/25/2004                          7.472
               --------------------------------- -----------------------------



---------------------------------------------------------------------------------------
                        GROUP II AVAILABLE FUNDS CAP ANALYSIS
---------------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                       PAYMENT DATE     NET WAC (%)
    02/25/2002          10.312                            01/25/2006        8.349
    03/25/2002           9.944                            02/25/2006        8.349
    04/25/2002           8.982                            03/25/2006        9.244
    05/25/2002           9.281                            04/25/2006        8.349
    06/25/2002           8.979                            05/25/2006        8.628
    07/25/2002           9.279                            06/25/2006        8.350
    08/25/2002           8.856                            07/25/2006        8.628
    09/25/2002           8.805                            08/25/2006        8.350
    10/25/2002           9.088                            09/25/2006        8.350
    11/25/2002           8.795                            10/25/2006        8.629
    12/25/2002           9.089                            11/25/2006        8.351
    01/25/2003           8.796                            12/25/2006        8.630
    02/25/2003           8.796                            01/25/2007        8.351
    03/25/2003           9.739                            02/25/2007        8.352
    04/25/2003           8.796                            03/25/2007        9.247
    05/25/2003           9.090                            04/25/2007        8.352
    06/25/2003           8.797                            05/25/2007        8.631
    07/25/2003           9.047                            06/25/2007        8.353
    08/25/2003           8.755                            07/25/2007        8.631
    09/25/2003           8.756                            08/25/2007        8.353
    10/25/2003           8.786                            09/25/2007        8.353
    11/25/2003           8.503                            10/25/2007        8.632
    12/25/2003           8.787                            11/25/2007        8.354
    01/25/2004           8.503                            12/25/2007        8.633
    02/25/2004           8.504                            01/25/2008        8.354
    03/25/2004           9.090                            02/25/2008        8.355
    04/25/2004           8.504                            03/25/2008        8.931
    05/25/2004           8.788                            04/25/2008        8.355
    06/25/2004           8.504                            05/25/2008        8.634
    07/25/2004           8.788                            06/25/2008        8.356
    08/25/2004           8.505                            07/25/2008        8.635
    09/25/2004           8.505                            08/25/2008        8.356
    10/25/2004           8.789                            09/25/2008        8.357
    11/25/2004           8.506                            10/25/2008        8.635
    12/25/2004           8.624                            11/25/2008        8.357
    01/25/2005           8.346                            12/25/2008        8.636
    02/25/2005           8.346                            01/25/2009        8.358
    03/25/2005           9.241                            02/25/2009        8.358
    04/25/2005           8.346                            03/25/2009        9.254
    05/25/2005           8.625                            04/25/2009        8.359
    06/25/2005           8.347                            05/25/2009        8.638
    07/25/2005           8.625                            06/25/2009        8.359
    08/25/2005           8.347                            07/25/2009        8.638
    09/25/2005           8.348                            08/25/2009        8.360
    10/25/2005           8.626                            09/25/2009        8.360
    11/25/2005           8.348                            10/25/2009        8.639
    12/25/2005           8.627
------------------- ---------------- ---------------- ---------------- ----------------






-------------------------------------------------------------------------------------------------------------
                                         GROUP I COLLATERAL SUMMARY
-------------------------------------------------------------------------------------------------------------
 Statistics for the fixed rate mortgage loans are listed below as of the Cut-off Date of January 1, 2002
                                          EXPANDED        HOME
                             ALTERNET     CRITERIA    SOLUTION    JUMBO A RE-PERFORM SEASONED
 COLLATERAL SUB-GROUP:     EXCEPTIONS   EXCEPTIONS  EXCEPTIONS EXCEPTIONS      LOANSING   LOANS        TOTAL
-------------------------------------------------------------------------------------------------------------
SHELF                            RASC         RALI     RAMP-RZ      RFMSI          -          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL               14.73%       46.43%       8.00%     26.91%      2.02%      1.92%      100.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE          47,711,365.150,431,689.925,916,612.387,195,223.6,543,869.36,211,724.1324,010,484.39
NUMBER OF LOANS                   497          996         226        218        112         97        2,146
AVERAGE BALANCE             95,998.72   151,035.83  114,675.28 399,978.09  58,427.41  64,038.39   150,983.45
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WA MORTAGE RATE                10.07%        8.17%       8.62%      7.40%     11.06%      9.74%        8.36%
WA AGE (MONTHS)                     7            3           4          5         50         48            6
WA ORIGINAL MATURITY              299          352         202        352        287        297          330
(MONTHS)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                   608          689         709        693        534        566          674
WA ORIGINAL LTV                84.28%       82.31%     100.46%     76.38%     81.70%     86.83%       82.53%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PURCHASE                       36.63%       62.40%      61.56%     29.34%     19.25%     14.59%       47.85%
EQUITY REFINANCE               54.72%       22.15%      20.87%     45.21%     78.59%     56.45%       34.85%
TERM REFINANCE                  8.65%       15.45%      17.57%     25.45%      2.16%     28.96%       17.30%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS        97.73%       70.65%     100.00%     23.45%      0.00%      0.00%       61.50%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CURRENT                        94.38%       99.86%      99.28%       100%     75.48%     95.03%       98.46%
30-59 DAYS DELINQUENT           5.39%        0.14%       0.72%      0.00%     24.52%      4.54%        1.50%
60-89 DAYS DELINQUENT           0.23%        0.00%       0.00%      0.00%      0.00%      0.43%        0.04%
-------------------------------------------------------------------------------------------------------------








--------------------------------------------------------------------------------------
                ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP I LOANS*
--------------------------------------------------------------------------------------
ORIGINAL                  MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
LOAN-TO-VALUE RATIO                           PRINCIPAL BALANCE    PRINCIPAL BALANCE
(%)                                                  ($)
 50.00 OR LESS                  61              7,836,773.00              2.41
 50.01 - 55.00                  29              6,889,189.38              2.13
 55.01 - 60.00                  32              7,572,086.25              2.34
 60.01 - 65.00                  51              9,053,146.37              2.79
 65.01 - 70.00                  96             16,559,017.53              5.11
 70.01 - 75.00                 117             21,674,877.67              6.69
 75.01 - 80.00                 547            106,864,283.79             32.98
 80.01 - 85.00                 173             22,266,976.23              6.87
 85.01 - 90.00                 296             39,264,862.16             12.12
 90.01 - 95.00                 390             46,547,121.18             14.37
 95.01 - 100.00                257             28,034,009.96              8.65
 100.01 OR GREATER              97             11,448,140.87              3.53
 TOTAL:                      2,146            324,010,484.39            100.00
----------------------- -------------------- -------------------- --------------------
* Combined Loan-to-Value is used for second lien mortgage loans.

--------------------------------------------------------------------------------------
           ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
ORIGINAL MORTGAGE         MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
LOAN BALANCE                                  PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  100,000 OR LESS           1,050              65,753,516.87            20.29
  100,001 - 200,000           623              85,243,618.98            26.31
  200,001 - 300,000           192              48,949,346.65            15.11
  300,001 - 400,000           154              53,930,341.42            16.64
  400,001 - 500,000            75              33,601,380.18            10.37
  500,001 - 600,000            23              12,595,308.58             3.89
  600,001 - 700,000            16              10,262,207.94             3.17
  700,001 - 800,000             2               1,553,047.96             0.48
  800,001 - 900,000             1                 848,095.66             0.26
  900,001 - 1,000,000           6               5,910,279.51             1.82
  1,100,001 -                   1               1,135,252.58             0.35
 1,200,000
  1,200,001 -                   1               1,231,390.37             0.38
 1,300,000
  1,300,001 -                   1               1,394,868.77             0.43
 1,400,000
  1,600,000 OR GREATER          1               1,601,828.92             0.49
  TOTAL:                    2,146             324,010,484.39           100.00
--------------------------------------------------------------------------------------











--------------------------------------------------------------------------------------
                   CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                CUT-OFF DATE
                                              PRINCIPAL BALANCE    % OF CUT-OFF DATE
CREDIT SCORE RANGE        MORTGAGE LOANS             ($)           PRINCIPAL BALANCE
  499 OR LESS                   35               1,913,173.05             0.59
  500 - 519                     66               4,037,396.21             1.25
  520 - 539                     77               5,222,870.80             1.61
  540 - 559                     76               5,736,429.69             1.77
  560 - 579                     84               7,603,952.29             2.35
  580 - 599                    113              10,309,969.42             3.18
  600 - 619                    166              21,126,278.06             6.52
  620 - 639                    211              28,950,863.10             8.94
  640 - 659                    216              31,635,243.71             9.76
  660 - 679                    260              50,818,306.80            15.68
  680 - 699                    250              46,841,057.54            14.46
  700 - 719                    183              32,295,023.38             9.97
  720 - 739                    167              29,493,653.00             9.1
  740 - 759                    105              16,657,826.92             5.14
  760 OR GREATER               127              29,853,113.20             9.21
  NOT AVAILABLE                 10               1,515,327.22             0.47
  TOTAL:                     2,146             324,010,484.39           100.00
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                    MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
PROPERTY TYPE                MORTGAGE LOANS     CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  SINGLE FAMILY (DETACHED)       1,516         220,563,169.32            68.07
  DETACHED PUD                     240          53,420,106.87            16.49
  2-4 FAMILY                       181          26,922,162.81             8.31
  LOW-RISE CONDO (UNDER 5          110          13,859,533.29             4.28
  STORIES)
  ATTACHED PUD                      39           4,157,648.13             1.28
  MANUFACTURED HOME                 46           3,064,926.42             0.95
  HIGH-RISE CONDO (OVER 8            4             772,820.49             0.24
  STORIES)
  MID-RISE CONDO (5-8                4             648,444.22             0.20
  STORIES)
  TOWNHOUSE                          6             601,672.84             0.19
  TOTAL:                         2,146         324,010,484.39           100.00
--------------------------------------------------------------------------------------











--------------------------------------------------------------------------------------
        GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES FOR THE GROUP I LOANS
--------------------------------------------------------------------------------------
STATE                     MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  CALIFORNIA                    278            81,849,189.54             25.26
  FLORIDA                       629            74,984,332.12             23.14
  INDIANA                       164            14,991,899.93              4.63
  ILLINOIS                       89            12,677,015.60              3.91
  OHIO                          132            12,063,364.48              3.72
  COLORADO                       39             9,304,905.88              2.87
  MICHIGAN                       84             9,293,827.27              2.87
  MASSACHUSETTS                  29             8,141,400.86              2.51
  GEORGIA                        59             7,988,514.65              2.47
  VIRGINIA                       39             7,867,525.97              2.43
  TEXAS                          41             7,488,573.98              2.31
  OTHER                         563            77,359,934.11             23.88
  TOTAL:                      2,146           324,010,484.39            100.00
--------------------------------------------------------------------------------------
*             Other includes states and the District of Columbia with under 2%
concentrations individually

--------------------------------------------------------------------------------------
                        OCCUPANCY TYPES OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
OCCUPANCY STATUS          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  OWNER OCCUPIED              1,771           284,174,301.54             87.71
  NON-OWNER OCCUPIED            344            34,827,902.37             10.75
  SECOND/VACATION                31             5,008,280.48              1.55
  TOTAL:                      2,146           324,010,484.39            100.00
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                     MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
LOAN PURPOSE              MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  PURCHASE                     1,082           155,042,165.86             47.85
  EQUITY REFINANCE               800           112,904,254.42             34.85
  RATE/TERM REFINANCE            264            56,064,064.11             17.30
  TOTAL:                       2,146           324,010,484.39            100.00
--------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------
                       NET MORTGAGE RATES OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
NET MORTGAGE RATES (%)    MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  4.500 - 4.999                    1                39,281.08               0.01
  5.500 - 5.999                    7             1,075,500.70               0.33
  6.000 - 6.499                   51            13,741,423.21               4.24
  6.500 - 6.999                  219            58,553,328.12              18.07
  7.000 - 7.499                  343            79,910,919.09              24.66
  7.500 - 7.999                  334            52,042,085.66              16.06
  8.000 - 8.499                  239            34,538,866.88              10.66
  8.500 - 8.999                  154            16,812,081.51               5.19
  9.000 - 9.499                  199            19,067,908.70               5.88
  9.500 - 9.999                  176            17,680,655.02               5.46
  10.000 - 10.499                128            10,577,978.07               3.26
  10.500 - 10.999                 77             6,577,996.27               2.03
  11.000 - 11.499                101             6,999,500.37               2.16
  11.500 - 11.999                 47             2,842,241.98               0.88
  12.000 - 12.499                 25             1,540,163.17               0.48
  12.500 - 12.999                 21             1,200,879.48               0.37
  13.000 - 13.499                  8               317,291.79               0.10
  13.500 - 13.999                  7               205,300.81               0.06
  14.000 - 14.499                  3               161,194.90               0.05
  14.500 - 14.999                  4               105,810.52               0.03
  15.000 - 15.499                  1                12,557.80               0.00
  16.000 - 16.499                  1                 7,519.26               0.00
  TOTAL:                       2,146           324,010,484.39             100.00
--------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------
                         MORTGAGE RATES OF THE GROUP I LOANS
--------------------------------------------------------------------------------------
MORTGAGE RATES (%)        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  5.500 - 5.999                   1                 39,281.08              0.01
  6.000 - 6.499                   9                986,486.73              0.30
  6.500 - 6.999                  66             16,700,809.38              5.15
  7.000 - 7.499                 275             72,995,698.62             22.53
  7.500 - 7.999                 366             79,865,449.92             24.65
  8.000 - 8.499                 273             41,758,646.49             12.89
  8.500 - 8.999                 230             30,237,082.36              9.33
  9.000 - 9.499                 130             14,022,622.99              4.33
  9.500 - 9.999                 219             22,705,942.68              7.01
  10.000 - 10.499               138             12,839,734.79              3.96
  10.500 - 10.999               146             12,396,143.22              3.83
  11.000 - 11.499                61              4,998,468.96              1.54
  11.500 - 11.999               109              7,771,004.80              2.40
  12.000 - 12.499                47              2,962,723.21              0.91
  12.500 - 12.999                28              1,510,699.80              0.47
  13.000 - 13.499                19              1,093,460.59              0.34
  13.500 - 13.999                11                557,085.20              0.17
  14.000 - 14.499                 8                273,041.41              0.08
  14.500 - 14.999                 4                170,214.58              0.05
  15.000 - 15.499                 2                 56,707.07              0.02
  15.500 - 15.999                 2                 49,103.45              0.02
  16.000 - 16.499                 1                 12,557.80              0.00
  16.500 - 16.999                 1                  7,519.26              0.00
  TOTAL:                      2,146            324,010,484.39            100.00
--------------------------------------------------------------------------------------













---------------------------------------------------------------------------------------------
                           GROUP II COLLATERAL SUMMARY
---------------------------------------------------------------------------------------------
Statistics  for the  adjustable  rate mortgage  loans are listed below as of the
Cut-off Date of January 1, 2002.
                                       EXPANDED
                           ALTERNET    CRITERIA     RE-PERFORMING     SEASONED         TOTAL
COLLATERAL SUB-GROUP:      EXCEPTIONS  EXCEPTIONS         LOANS          LOANS
---------------------------------------------------------------------------------------------
  SHELF                         RASC         RALI             -              -
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  PERCENT OF TOTAL            84.21%        2.22%         8.25%          5.32%       100.00%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE      57,680,223.91,518,792.79  5,651,881.40   3,641,704.75 68,492,602.88
  NUMBER OF LOANS                459            3            60             34           556
  AVERAGE BALANCE         125,664.98   506,264.26     94,198.02     107,108.96    123,188.13
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  WA MORTAGE RATE              9.86%        7.68%         9.96%          9.66%         9.81%
  WA AGE (MONTHS)                  5            7            76             37            12
  WA ORIGINAL MATURITY           360          360           361            360           360
  (MONTHS)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  WA MARGIN                    7.00%        3.49%         4.96%          5.74%         6.68%
  WA LIFETIME CAP             16.02%       13.48%        15.58%         14.85%        15.87%
  WA NEXT RATE ADJ.            23.23        17.29          6.01           6.40         20.78
  (MONTHS)
  WA RESET FREQ.                   6           12          9.01          10.56          6.62
  (MONTHS)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  WA CREDIT SCORE                609          636           542            557           601
  WA ORIGINAL LTV             85.52%       77.12%        77.79%         81.91%        84.50%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  PURCHASE                    48.47%       19.61%        40.07%         18.75%        45.56%
  EQUITY REFINANCE            42.86%       80.39%        55.50%         26.11%        43.85%
  TERM REFINANCE               8.67%        0.00%         4.43%         55.14%        10.60%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  SERVICED BY                 98.35%       26.28%         0.00%          0.00%        83.41%
  HOMECOMINGS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
  CURRENT                     96.30%      100.00%        85.59%         78.05%        94.53%
  30-59 DAYS DELINQUENT        3.55%        0.00%        14.41%         17.38%         5.10%
  60-89 DAYS DELINQUENT        0.15%        0.00%         0.00%          4.56%         0.37%
---------------------------------------------------------------------------------------------












---------------------------------------------------------------------------------------
                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
ORIGINAL                  MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
LOAN-TO-VALUE RATIO                           PRINCIPAL BALANCE    PRINCIPAL BALANCE
(%)                                                  ($)
  50.00 OR LESS                  4                365,623.14              0.53
  50.01 - 55.00                  3                149,017.19              0.22
  55.01 - 60.00                  4                817,711.54              1.19
  60.01 - 65.00                 15              1,401,188.36              2.05
  65.01 - 70.00                 22              3,240,746.20              4.73
  70.01 - 75.00                 57              7,708,499.82             11.25
  75.01 - 80.00                119             15,433,363.95             22.53
  80.01 - 85.00                 83              8,913,934.78             13.01
  85.01 - 90.00                126             15,416,997.47             22.51
  90.01 - 95.00                 61              7,458,563.71             10.89
  95.01 - 100.00                58              7,092,325.89             10.35
  100.01 - 105.00                3                346,017.80              0.51
  110.01 - 115.00                1                148,613.03              0.22
  TOTAL:                       556             68,492,602.88            100.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
           ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
ORIGINAL MORTGAGE         MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
LOAN BALANCE                                  PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  100,000 OR LESS              277             17,861,471.60             26.08
  100,001 - 200,000            203             27,583,277.13             40.27
  200,001 - 300,000             43             10,304,103.33             15.04
  300,001 - 400,000             25              8,539,519.95             12.47
  400,001 - 500,000              7              3,084,621.75              4.50
  1,100,001 -                    1              1,119,609.12              1.63
  1,200,000
  TOTAL:                       556             68,492,602.88            100.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                   CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
CREDIT SCORE RANGE        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
  499 OR LESS                     14             1,123,478.56               1.64
  500 - 519                       36             3,927,666.07               5.73
  520 - 539                       75             7,098,872.87              10.36
  540 - 559                       55             6,884,825.23              10.05
  560 - 579                       60             7,078,250.11              10.33
  580 - 599                       55             7,824,674.65              11.42
  600 - 619                       75            11,247,221.44              16.42
  620 - 639                       58             6,455,188.45               9.42
  640 - 659                       51             5,793,301.86               8.46
  660 - 679                       25             2,860,709.03               4.18
  680 - 699                       22             3,626,474.30               5.29
  700 - 719                        9             2,046,634.83               2.99
  720 - 739                       12             1,667,814.19               2.44
  740 - 759                        3               344,142.41               0.5
  760 OR GREATER                   4               430,299.37               0.63
  NOT AVAILABLE                    2                83,049.51               0.12
  TOTAL:                         556            68,492,602.88             100.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                    MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
PROPERTY TYPE                MORTGAGE LOANS     CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
  SINGLE FAMILY (DETACHED)        425          50,571,005.57             73.83
  2-4 FAMILY                       49           5,523,793.89              8.06
  DETACHED PUD                     27           5,491,982.63              8.02
  LOW-RISE CONDO (UNDER 5          25           3,485,860.04              5.09
  STORIES)
  ATTACHED PUD                     15           1,865,966.65              2.72
  MANUFACTURED HOME                 9             635,883.56              0.93
  HIGH-RISE CONDO (OVER 8           2             583,913.90              0.85
  STORIES)
  TOWNHOUSE                         3             287,234.71              0.42
  MID-RISE CONDO (5-8               1              46,961.93              0.07
  STORIES)
  TOTAL:                          556          68,492,602.88            100.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
        GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
STATE                     MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
  CALIFORNIA                     55            11,659,706.13              17.02
  FLORIDA                        66             8,125,584.41              11.86
  GEORGIA                        36             5,891,685.10               8.6
  ILLINOIS                       37             4,800,738.23               7.01
  OHIO                           44             3,780,114.63               5.52
  MICHIGAN                       32             2,730,174.22               3.99
  TEXAS                          25             2,334,076.30               3.41
  SOUTH CAROLINA                 11             2,128,217.73               3.11
  NORTH CAROLINA                 21             2,127,098.04               3.11
  ARIZONA                        14             2,094,994.52               3.06
  INDIANA                        22             1,714,797.38               2.50
  OTHER                         193            21,105,416.19              30.81
  TOTAL:                        556            68,492,602.88             100.00
---------------------------------------------------------------------------------------
*  Other   includes   states  and  the  District  of  Columbia   with  under  2%
   concentrations individually.

---------------------------------------------------------------------------------------
                        OCCUPANCY TYPES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
OCCUPANCY                 MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
  OWNER OCCUPIED                 475            59,889,171.06              87.44
  NON-OWNER OCCUPIED              80             7,483,822.70              10.93
  SECOND/VACATION                  1             1,119,609.12               1.63
  TOTAL:                         556            68,492,602.88             100.00
---------------------------------------------------------------------------------------







---------------------------------------------------------------------------------------
                     MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
LOAN PURPOSE              MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
                                                     ($)           PRINCIPAL BALANCE
  PURCHASE                       261            31,202,314.47              45.56
  EQUITY REFINANCE               241            30,033,319.27              43.85
  RATE/TERM REFINANCE             54             7,256,969.14              10.60
  TOTAL:                         556            68,492,602.88             100.00
---------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                       NET MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
NET MORTGAGE RATES (%)    MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  5.000 - 5.499                   2               376,937.59               0.55
  6.000 - 6.499                   5               888,077.64               1.3
  6.500 - 6.999                  14             2,757,570.07               4.03
  7.000 - 7.499                  25             4,910,203.53               7.17
  7.500 - 7.999                  28             4,115,955.77               6.01
  8.000 - 8.499                  49             7,084,520.42              10.34
  8.500 - 8.999                  62             7,896,524.94              11.53
  9.000 - 9.499                  86            10,498,690.19              15.33
  9.500 - 9.999                  83             9,784,131.01              14.28
  10.000 - 10.499                80             9,473,343.36              13.83
  10.500 - 10.999                43             4,009,598.38               5.85
  11.000 - 11.499                31             3,008,444.80               4.39
  11.500 - 11.999                29             2,006,026.52               2.93
  12.000 - 12.499                12             1,142,284.90               1.67
  12.500 - 12.999                 3               296,848.62               0.43
  13.000 - 13.499                 3               150,570.69               0.22
  13.500 - 13.999                 1                92,874.45               0.14
  TOTAL:                        556            68,492,602.88             100.00
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                         MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
MORTGAGE RATES (%)        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  5.500 - 5.999                  2                376,937.59                0.55
  6.500 - 6.999                  7              1,530,273.54                2.23
  7.000 - 7.499                  8              1,713,463.54                2.50
  7.500 - 7.999                 25              3,902,745.93                5.70
  8.000 - 8.499                 25              4,062,437.96                5.93
  8.500 - 8.999                 50              7,651,966.81               11.17
  9.000 - 9.499                 43              5,610,209.58                8.19
  9.500 - 9.999                 97             12,041,295.29               17.58
  10.000 - 10.499               69              7,060,656.01               10.31
  10.500 - 10.999              104             13,163,905.94               19.22
  11.000 - 11.499               41              4,384,758.89                6.40
  11.500 - 11.999               34              3,092,157.05                4.51
  12.000 - 12.499               28              1,928,726.62                2.82
  12.500 - 12.999               16              1,432,774.37                2.09
  13.000 - 13.499                2                218,513.71                0.32
  13.500 - 13.999                4                228,905.60                0.33
  14.000 - 14.499                1                 92,874.45                0.14
  TOTAL:                       556             68,492,602.88              100.00
---------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------
                     MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
MAXIMUM MORTGAGE          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
RATES (%)                                     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  10.000 - 10.999                1                125,444.76                0.18
  11.000 - 11.999                6              1,719,998.55                2.51
  12.000 - 12.999                3                384,973.97                0.56
  13.000 - 13.999               32              5,325,003.30                7.77
  14.000 - 14.999               67             10,408,891.37               15.20
  15.000 - 15.999              145             18,018,817.69               26.31
  16.000 - 16.999              154             18,388,363.69               26.85
  17.000 - 17.999               91              9,683,011.92               14.14
  18.000 - 18.999               41              3,331,204.82                4.86
  19.000 - 19.999               13                982,350.74                1.43
  20.000 - 20.999                3                124,542.07                0.18
  TOTAL:                       556             68,492,602.88              100.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                     MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
MINIMUM MORTGAGE          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
RATES (%)                                     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  2.000 - 2.999                 11              2,819,300.65               4.12
  3.000 - 3.999                 12              2,286,394.47               3.34
  4.000 - 4.999                  5                806,153.10               1.18
  5.000 - 5.999                 14              1,469,372.81               2.15
  6.000 - 6.999                 24              3,043,702.34               4.44
  7.000 - 7.999                 33              4,796,915.92               7.00
  8.000 - 8.999                 84             11,473,604.13              16.75
  9.000 - 9.999                129             15,512,144.67              22.65
  10.000 - 10.999              157             18,330,197.95              26.76
  11.000 - 11.999               60              5,735,310.75               8.37
  12.000 - 12.999               24              2,065,239.58               3.02
  13.000 - 13.999                3                154,266.51               0.23
  TOTAL:                       556             68,492,602.88             100.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                          INDEX TYPES OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
INDEX TYPES               MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  TREASURY - 1 YEAR             42              5,707,924.36               8.33
  COFI                          12              1,331,387.05               1.94
  6ML                          501             61,374,882.58              89.61
  PR                             1                 78,408.89               0.11
  TOTAL:                       556             68,492,602.88             100.00
---------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------
               NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
NEXT INTEREST RATE        MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE
ADJUSTMENT DATE                                      ($)           PRINCIPAL BALANCE
  JANUARY 2002                    1                77,633.80               0.11
  FEBRUARY 2002                  11             1,110,460.39               1.62
  MARCH 2002                      6               667,884.47               0.98
  APRIL 2002                     12             1,122,378.06               1.64
  MAY 2002                        7               534,771.30               0.78
  JUNE 2002                      13             2,421,051.74               3.53
  JULY 2002                      10               722,462.97               1.05
  AUGUST 2002                     4               455,786.99               0.67
  SEPTEMBER 2002                  8             1,115,755.47               1.63
  OCTOBER 2002                    8             1,151,348.83               1.68
  NOVEMBER 2002                   7               444,363.99               0.65
  DECEMBER 2002                   6               554,760.39               0.81
  JANUARY 2003                    8               754,539.71               1.10
  FEBRUARY 2003                   4               425,387.94               0.62
  MARCH 2003                      7               425,802.97               0.62
  APRIL 2003                      7               684,702.38               1.00
  MAY 2003                       14             2,227,538.19               3.25
  JUNE 2003                      21             2,590,780.85               3.78
  JULY 2003                      49             5,560,103.99               8.12
  AUGUST 2003                    39             4,736,615.00               6.92
  SEPTEMBER 2003                 59             6,680,724.64               9.75
  OCTOBER 2003                  100            14,282,376.72              20.85
  NOVEMBER 2003                  33             3,818,428.01               5.57
  DECEMBER 2003                   3               209,081.63               0.31
  JANUARY 2004                    1               124,192.96               0.18
  FEBRUARY 2004                   4               327,006.80               0.48
  MARCH 2004                      2               131,018.70               0.19
  APRIL 2004                      3               230,330.88               0.34
  MAY 2004                        2               129,273.83               0.19
  JUNE 2004                       7               782,636.31               1.14
  JULY 2004                      13             1,187,750.16               1.73
  AUGUST 2004                    15             2,147,406.11               3.14
  SEPTEMBER 2004                 33             4,858,278.55               7.09
  OCTOBER 2004                   25             2,887,888.84               4.22
  NOVEMBER 2004                   8               798,344.97               1.17
  APRIL 2006                      1               297,777.24               0.43
  JULY 2006                       3             1,073,153.93               1.57
  OCTOBER 2006                    1               398,384.51               0.58
  NOVEMBER 2006                   1               344,418.66               0.50
  TOTAL:                        556            68,492,602.88             100.00
---------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------
                          NOTE MARGIN OF THE GROUP II LOANS
---------------------------------------------------------------------------------------
NOTE MARGINS (%)          MORTGAGE LOANS        CUT-OFF DATE       % OF CUT-OFF DATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                     ($)
  2.000 - 2.499                   3             1,253,736.41               1.83
  2.500 - 2.999                  12             2,142,469.76               3.13
  3.000 - 3.499                  12             1,549,936.03               2.26
  3.500 - 3.999                   3             1,306,502.31               1.91
  4.000 - 4.499                   3               289,200.15               0.42
  4.500 - 4.999                  13             1,545,986.10               2.26
  5.000 - 5.499                  27             3,261,329.33               4.76
  5.500 - 5.999                  39             3,470,328.46               5.07
  6.000 - 6.499                  73            10,876,398.23              15.88
  6.500 - 6.999                 105            13,407,877.50              19.58
  7.000 - 7.499                  62             6,992,507.92              10.21
  7.500 - 7.999                  48             5,815,428.29               8.49
  8.000 - 8.499                  72             8,466,883.89              12.36
  8.500 - 8.999                  35             3,947,258.50               5.76
  9.000 - 9.499                  22             1,869,598.15               2.73
  9.500 - 9.999                  19             1,451,224.28               2.12
  10.000 - 10.499                 7               711,169.68               1.04
  10.500 - 10.999                 1               134,767.89               0.20
  TOTAL:                        556            68,492,602.88             100.00
---------------------------------------------------------------------------------------


